[USAA                  SUPPLEMENT DATED FEBRUARY 28, 2005
EAGLE                                TO THE
LOGO (R)]             CORNERSTONE STRATEGY, INTERNATIONAL,
                      AND WORLD GROWTH FUNDS' PROSPECTUSES
                           EACH DATED OCTOBER 1, 2004

THE  PROSPECTUS  FOR EACH OF THE  ABOVE-NAMED  FUNDS IS HEREBY  SUPPLEMENTED  AS
FOLLOWS:

Effective immediately, Elizabeth A. Palmer is no longer a co-manager of the fund.

WITH RESPECT TO THE CORNERSTONE STRATEGY FUND ONLY:

On November 17, 2004, the Cornerstone Strategy Fund's Board of Trustees approved a change to the U.S. stocks investment category to include the addition of investments in exchange-traded funds (ETFs). With respect to the U.S. stocks investment category, the Fund may invest up to 50% in ETFs, but such investments in ETFs shall not exceed more than 25% of the Fund's total assets. Effective February 28, 2005, the Fund's prospectus is amended as follows:

THE SECOND PARAGRAPH ON PAGE 3 UNDER THE SECTION "WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?" IS AMENDED TO READ AS FOLLOWS:

We are the Fund's investment adviser. We manage a portion of the U.S. stocks investment category invested in exchange-traded funds (ETFs), as well as the bonds and money market instruments, and precious metals and minerals securities investment categories of the Fund. We have retained Wellington Management Company, LLP (Wellington Management) to serve as a subadviser for the U.S. stocks and real estate securities investment categories of the Fund and MFS Investment Management (MFS) to serve as a subadviser for the international stocks investment category of the Fund.

THE FOLLOWING INFORMATION HAS BEEN ADDED AS THE SECOND PARAGRAPH UNDER THE U.S. STOCKS INVESTMENT CATEGORY UNDER "FUND INVESTMENTS" ON PAGE 14.

In addition, up to 50% of the Fund's portfolio allocated to U.S. stocks, but no more than 25% of the Fund's total assets, may consist of exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the net asset values of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its net asset value (NAV) although there may be times when the market price and NAV vary to a greater extent. The ETFs will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

THE FOLLOWING INFORMATION HAS BEEN ADDED AS THE LAST PARAGRAPH TO THE QUESTION "HOW ARE THE DECISIONS TO BUY AND SELL U.S. STOCKS MADE?" ON PAGE 14.

In making the determination to buy or sell ETFs in the Fund's portfolio, we will consider a variety of technical and fundamental factors.

THE FOLLOWING INFORMATION HAS BEEN ADDED TO THE PORTFOLIO MANAGERS SECTION UNDER U.S. STOCKS ON PAGE 26.

IMCO

Stuart H. Wester, CFA, vice president, Equity Investments, has managed the portion of the Fund's investments in exchange-traded funds since February 2005. Mr. Wester has 30 years of investment experience and has worked for us for 17 years. He earned the Chartered Financial Analyst designation in 1981 and is a member of the CFA Institute and the San Antonio Financial Analysts Society, Inc. He has an MBA from North Texas State University and a BBA from Texas Tech University.

THE FIRST SENTENCE OF THE SECOND PARAGRAPH ON PAGE 45 HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING:

Investments in open-end investment companies other than ETFs are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade.

THE INFORMATION ON PAGE 55 RELATING TO OTHER INVESTMENT COMPANIES HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING:

OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other investment companies (including ETFs) subject to limitations. The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                                                                      49212-0205